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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 11, 2002

BALTEK CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

2-44764 (Commission File Number)	13-2646117 (IRS Employer Identification No.)

10 Fairway Court, Northvale, New Jersey (Address of Principal Executive Offices)	06747 (Zip Code)

Registrant's telephone number: (201) 767-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On February 27, 2003, Baltek Corporation (the "Company") issued a press release announcing it had completed and closed the sale of its shrimp businesses, the Company's wholly owned subsidiaries Marines C.A. and Recórcholis, S.A., to Conlorance Investments Inc., a buyer unaffiliated with the Company. The sale was completed pursuant to an Agreement for Sale among the Company, Dr. Récher Vivanco Cordova and Ms. Luz Sierra Vivanco, dated December 11, 2002. The Agreement for Sale was amended on January 31, 2003 to reflect, among other things, the sale of the business to Conlorance Investments Inc.

        The Company and Conlorance Investments Inc. executed the closing agreement dated as of February 17, 2003, which was released from escrow upon the execution of an agreement between Conlorance Investments Inc. and Dr. Récher Vivanco Cordova and Ms. Luz Sierra Vivanco, which was executed on February 26, 2003.

        The selling price of the shrimp business was $1,400,000, with $250,000 paid by the purchaser at the closing. The balance of $1,150,000 is payable in four equal semi-annual installments. At the purchaser's option, the purchase price will be adjusted to $1 million if an additional $750,000 is paid in cash by March 14, 2003. The purchase price is payable in U.S. dollars. In connection with the sale, the Company revised the terms of its loan agreement with its Ecuadorian bank and expects to revise the terms of its loan agreement with its U.S. bank.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)
Pro forma financial information.

        The unaudited pro forma financial statements filed as Exhibit 99.1 reflect the effect of adjustments to our historical results for the operation of the shrimp business as described in Item 2 as if the sale of the business had occurred on January 1, 2001, for the purpose of preparing the unaudited pro forma statement of operations for the year ended December 31, 2001, and on September 30, 2002, for the purpose of preparing the unaudited pro forma balance sheet as of September 30, 2002.

        You should read the unaudited pro forma financial statements in conjunction with our Form 10-Q for the quarterly period ended September 30, 2002. The statements of operations included in that Form 10-Q already reflect our former shrimp business as a discontinued operation. Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial statements. They should not be construed to be indicative of our results of operations or financial position had the transactions and events described above been consummated on the dates assumed. The unaudited pro forma financial statements do no project our results of operations or financial position for any future period or date.

(c)
EXHIBITS:

Exhibit Number	Exhibit Title
10.10	Agreement for Sale among the Company and Dr. Récher Vivanco Cordova and Ms. Luz Sierra Vivanco, dated December 11, 2002 (Translated into English from the original Spanish document)
10.11	Addendum to Agreement for Sale among the Company and Dr. Récher Vivanco Cordova and Ms. Luz Sierra Vivanco, dated January 31, 2003 (Translated into English from the original Spanish document)
10.12	Closing Agreement between the Company and Conlorance Investments Inc. dated as of February 17, 2003 (Translated into English from the original Spanish document)
10.13	Open Mortgage Agreement between Marines C.A. and Recorcholis S.A. and Dr. Récher Vivanco Cordova and Ms. Luz Sierra Vivanco (Translated into English from the original Spanish document)
10.14	Transfer of Mortgage Rights and Substitution of Creditor Agreement between Conlorance Investments Inc, Balmanta S.A and Marines C.A. (Translated into English from the original Spanish document)
99.1	Unaudited Pro Forma Financial Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTEK CORPORATION
Date: March 14, 2003	By:	/s/ RONALD TASSELLO, CHIEF FINANCIAL OFFICER Ronald Tassello Chief Financial Officer

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES